UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 3, 2024
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COURSERA, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40275	45-3560292
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

381 E. Evelyn Ave. Mountain View, California		94041
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (650) 963-9884
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	COUR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers

In connection with Shravan K. Goli’s and Leah F. Belsky’s previously disclosed transitions to strategic projects roles with Coursera, Inc. (“Coursera”) effective on April 29, 2024, Coursera entered into an offer letter and separation agreement (together, the “Transition Agreement”) with each of Mr. Goli and Ms. Belsky on May 3, 2024 and May 5, 2024, respectively.

Under the terms of their respective Transition Agreements, Mr. Goli and Ms. Belsky agreed to serve in strategic project roles at Coursera through November 15, 2024 (the “Termination Date”). Subject to their continued employment through the Termination Date, Mr. Goli and Ms. Belsky will each continue to (i) receive base salaries at their current annual rate, (ii) participate in Coursera’s health and benefit plans, (iii) vest with respect to outstanding equity awards, and (iv) be eligible to receive a prorated cash bonus payout under Coursera’s Executive Incentive Compensation Plan for the 2024 performance year, but shall not be eligible for participation in any bonus plans for future periods. Mr. Goli and Ms. Belsky are no longer participants under Coursera’s Executive Severance Plan. Coursera agreed to pay severance payments of $39,400 and $35,500 (less applicable withholdings), respectively, to Mr. Goli and Ms. Belsky, and they each agreed to enter into a customary release of claims in favor of Coursera. The base salaries and outstanding equity awards for Mr. Goli and Ms. Belsky are described in Coursera’s proxy statement filed with the Securities and Exchange Commission on March 29, 2024 in connection with its 2024 Annual Meeting of Stockholders.

The foregoing description of the Transition Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the complete text of the Transition Agreements (copies of which Coursera expects to file as exhibits to its Quarterly Report on Form 10-Q for the quarter ending June 30, 2024), which upon filing will be incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COURSERA, INC.

Date:	May 9, 2024	By:	/s/ Alan B. Cardenas
Alan B. Cardenas Senior Vice President, General Counsel, and Secretary